JMP 2011 Healthcare Conference September 2011 EXHIBIT 99.1

Mission Statement
It is the primary mission of Addus HealthCare to improve the health and well being of our consumers through the provision of quality, cost-effective health care services.
We will accomplish our goals by fostering an environment in which our employees enthusiastically support and advance our mission.
Reward for accomplishing our mission includes pride in our organization, contribution to the community and a reasonable profit.

Forward-Looking Statements

The following information contains, or may be deemed to contain, forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  The future results of Addus may vary from the results expressed in, or implied by, the following forward-looking statements, possibly to a material degree, and historical results may not be an indication of future performance.  For a discussion of some of the important factors that could cause Addus' results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to
Addus’ most recent Annual Report on Form 10-K, and its Quarterly reports on Form 10-Q each of which is available at www.SEC.gov, particularly the Sections entitled “Risk
Factors”.  Addus undertakes no obligation to update or revise any forward-looking statements, except as may be required by law.
,

About Addus
Founded in 1979
Comprehensive provider of social and medical
services in the home:
—
Personal Care
—
Home Health
—
Private Duty
—
Adult Day Service
13,000+ employees
26,000+ consumers (many dual eligible)

Diversified payor base (200+ payors)
—
Largest payor  - 38% of 2010 total revenues
—
Medicare - 12% of 2010 total revenues
2010 revenues of $271.7 million and Adjusted
EBITDA of $16.3 million
_____________________________________
Note:  Adjusted EBITDA is defined as net income plus depreciation and amortization, net interest expense, income tax expense and stock-based compensation expense.  Adjusted
EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP).  It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Adjusted EBITDA margin is computed as the percentage of Adjusted EBITDA to revenue for the applicable period.
125 Locations Across 19 States
81%
19%
Two Primary Divisions
2010 Revenue Percentage
Home &
Community
Home Health

Census and Revenue Trends 5 Census Revenues (millions) 0 5,000 10,000 15,000 20,000 25,000 2007 2008 2009 2010 $0 $50 $100 $150 $200 $250 $300 2007 2008 2009 2010

Our Clients

Addus provides care for the 5% of the population that is the most costly!
Source:  Kaiser Family Foundation calculations using data from U.S. Department of Health and Human Services,
Agency for Healthcare Research and Quality, Medical Expenditure Panel Survey (MEPS), 2007
22.9%
49.5%
65.2%
74.6%
81.2%
97.0%
3.0%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
Top 1% Top 5% Top 10% Top 15% Top 20% Top 50% Bottom 50%
( $44,482)
( $4,064) ( $5,798)
( $8,716) ( $15,806)
( $786)
(<$786)
Percent of Population, Ranked by Health Care Spending
Concentration of Health Care Spending in the U.S. Population, 2007
Facts:   Nearly 75% of those who live to 85 will eventually need assistance at home.
             Approximately 50% of US healthcare spending is concentrated in 5% of the population.
             97% of healthcare spending is concentrated on 50% of the population.

Addus Client Profile and Economics

Home & Community Home Health
Average Length of Service  20 months 2.7 months
Average Reimbursement per Consumer Episode  $17,622  $3,512
Gross Profit per Consumer Episode
Gross Margin
$4,476
25.4%
$1,637
46.6%
Divisional Earnings per Consumer Episode
Division Pre-Corporate Earnings Margin
$1,815
10.3%
$365
10.4%
Note:  Data as of December 31, 2010
(1) Home & Community revenues for the calendar year 2010 of $220.8 million divided by average weekly census for 2010 of 20,878 divided by 12 months multiplied by 20 months.
(2) Based on Medicare revenues per episode completed for calendar 2010 of $2,634 and the average length of service of 2.7 months
(3) For the year ended December 31, 2010.
(4) For the year ended December 31, 2010. Divisional Earnings is defined as Divisional operating income .  Divisional Earnings margin is computed as the percentage of Divisional Earnings to revenue for the applicable period.
(1)
(2)
(3)
(4)

Macro Growth Drivers
Aging U.S. population projected to more than
double by 2050
—
Age 65 and over – fastest-growing
segment

Consumer preference / Public policy
awareness
—
Consumers prefer to receive care at home
—
Increasing awareness of home care as
viable option
Cost effectiveness
—
Home care costs less than hospital or
nursing home care
Nursing Homes
Home Care
(in millions)
35.0
40.2
54.8
72.1
81.2
88.6
0
25
50
75
100
2000 2010 2020 2030 2040 2050
Annual Medicaid Spending per Beneficiary
(3)
Consumer Preference for People Age 50 & Older with Disabilities
(2)
U.S. Population Age 65 and Over
(1)
(1) Source: Grayson Vincent and Victoria Velkoff.  The Next Four Decades.  The Older Population in the United States: 2010 to 2050” (May 2010)
http://www.aoa.gov/AoARoot/Aging_Statistics/future_growth/DOCS/p25-1138.pdf
(2) Source: Mary Jo Gibson.  AARP Public Policy Institute: “Beyond 50 2003: A Report to the Nation on Independent Living and Disability,” http://assets.aarp.org/rgcenter/il/beyond_50_il_1.pdf. Note:
Home Care includes care administered in the home by friends, family, or an agency.  Institutional care includes care that is provided in an assisted living or residential setting, nursing home or other.
(3)
Source: Kassner, Reinhard, Fox-Grage, Houser, Accius, Coleman and Milne.  AARP Public Policy Institute: “A Balancing Act: State Long-Term Care Reform,” (July 2008).
(4)
http://assets.aarp.org/rgcenter/il/inb161_ltc.pdf.

Current Market Opportunity

$200 - $210 billion $70 - $75 billion
Home Care Market Long-Term Care Market
Social
Funding
Medical
Funding
Source:  Company estimates based on: Georgetown University Long-Term Care Financing Project. “Medicare and Long-Term Care,” (February 2007), http://ltc.georgetown.edu/pdfs/medicare0207.pdf and
Center for Medicare and Medicaid Services. “National Health Expenditure Projections 2008-2018,” http://www.cms.hhs.gov/NationalHealthExpendData/downloads/proj2008.pdf, and MedPAC. “A Data
Book: Healthcare spending and the Medicare program: June 2010,” http://www.medpac.gov/chapters/Jun09DataBookSec9.pdf.

Increased Use of Homecare

Home and Community-Based Services as % of
Medicaid  Long-Term Care Expenditures
(1)
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
24%
26%
27%
28%
30%
31%
34%
37%
38%
40%
43%
44%
45%
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
(1)
Source: Thomson Reuters (formerly Medstat). “Medicaid Long Term Care Expenditures FY 2000,” (August 17, 2010).
http://www.hcbs.org/files/193/9639/2009LTCExpenditures.pdf 3. Note: Medicaid data represents home & community services, which is comprised of personal care and HCBS waivers.

Addus Positioned to Excel Under Healthcare Reform 11 “The Pre-Acute Solution . . . . to the Post-Acute Problem” SM

The Healthcare “Dis-continuum” 12 HIGH COSTS LOW

Addus Integrated Services – Early Intervention Lowers Cost

Homecare Aid identifies
change in condition.
Home Health nurse
conducts home
assessment.
Coordinates with
payor.
Physician is consulted
and Home Health services
ordered.
Home Health field
nurse / therapists
provide medical
services.  Coordinate
with Homecare Aid.
Family advised
throughout the
process for additional
support.

The Addus Difference – Integrated Pre-Acute Services

Addus Integrated Pre-Acute Services:
•
Continuous monitoring of client / member medical
condition(s)
• Coordination of medical care with healthcare team
• Early identification of disease processes
• Early intervention / lower costs
• Reduced pain and suffering
• Improved quality of life

15 The Addus Difference – Geographic Coverage

16 The Addus Difference – Geographic Coverage

17 The Addus Difference – Geographic Coverage

Addus Integrated Services – Changing the Cost Curve 18 HIGH COSTS LOW Time Current Cost Curve Projected Cost Curve

19
Homecare Utilization Dramatically Lowers Costs

Source:  CCP Cost Effectiveness: Comparison of CCP growth with Nursing Facility Prevalence Reductions
HCBS Strategies  Inc.  February 10, 2010
Conclusion:
Over a 28 year period, which
corresponds to the growth
of the Community Care Program
in Illinois and  Addus, the
75 + years old population grew 54%,
while nursing home residents
declined 8.2%.
The annual savings to the State
and Federal Governments is
$1 Billion.
1980 2008
0
100000
200000
300000
400000
500000
600000
700000
800000
900000
Illinois Population > 75 years
68000
70000
72000
74000
76000
78000
80000
Medicaid Nursing Home Residents

Second Quarter 2011 Summary
Total net service revenues up 1.6% to $68.3M
Home & Community increased 1.6% to $55.0M
Home Health increased 1.7% to $13.2M
Adjusted EBITDA of $3.7M, compared to $4.3M in Q2 ’2010
Net income of $1.3M, or $0.12 per diluted share, compared to $1.7M, or
$0.16 per diluted share
Cash flows from operations of $29.1M*, compared to $0.8M
Accounts receivable DSO has sequentially improved to 65 days from 84 as of March 31, 2011

* Includes a significant payment received from the state of Illinois at the end of June 2011

Condensed Consolidated Statements of Income
($ in millions
Except per share amounts)

(1)
(1)  Six Month amounts for 2010 and 2011 are Unaudited
2007 2008 2009 2010 6/30/2010 6/30/2011
Net service revenues 194.6 $ 236.3 $ 259.3 $ 271.7 $ 131.8 $      135.1 $
Gross profit 55.3 69.1 76.6 79.9 38.6 39.2
Total operating expenses 50.3 58.2 64.8 67.9 32.6 34.5
Net income 0.2 4.0 3.6 6.0 3.0 2.2
Net income (loss)
attributable to common
shareholders (3.7) $    (0.3) $    (1.8) $    6.0 $     3.0 $           2.2 $
Earnings (loss) per share
(3.62) $  (0.24) $  (0.66) $  0.57 $   0.29 $        0.20 $
For the Year Ended December 31, For the Six Months Ended

Organic Growth Augmented by Acquisitions
Fragmented industry
12,000+ homecare agencies in
U.S.
Numerous acquisition
opportunities
Smaller players struggling;
expect consolidation to
increase
Acquired 12 homecare
agencies since 2007
Average purchase price
multiple of 3.4x trailing actual
EBITDA
Average cash consideration of
62% and earnout / other
contingent payments of 38%

Historic Growth Through M & A
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
2007 2008 2009 2010
Organic Revenue
M&A Revenue

Home & Community Segment

($ in millions)
Home & Community 12/31/2007 12/31/2008 12/31/2009 12/31/2010
Average Weekly Census 17,117 19,432 20,182 20,878
Billable Hours (in thousands) 10,421 12,139 12,835 13,132
Reimbursement Rate per Billable Hour $14.36 $15.57 $16.37 $16.81
(1) Divisional EBITDA is defined as Divisional operating income plus depreciation and amortization. Divisional EBITDA margin is computed as the percentage of Divisional EBITDA to revenue for the applicable period. Divisional EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP). It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Divisional EBITDA margin is computed as the percentage of Divisional EBITDA to revenue for the applicable period.
(2) Includes incremental increase in bad debt expense of $1.5 million, recorded in the fourth quarter of 2009.
$149.6
$189.0
$210.1
$220.8
11.1%
11.6% 11.3%
11.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
$0.0
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0
$225.0
CY 2007 CY 2008 CY 2009 CY 2010
(2)
Divisional EBITDA Margin Revenue
(1)

Home Health Segment

($ in millions)
Home Health 12/31/2007 12/31/2008 12/31/2009 12/31/2010
Average Weekly Census 2,565 2,683 2,955 2,976
% of Medicare Revenues 55.1% 58.3% 61.3% 64.1%
Medicare Episodic Amount $2,563 $2,606 $2,569 $2,634
Divisional EBITDA Margin
(1)
Revenue
$44.9
$47.3
$49.2
$51.0
10.5%
14.3%
15.3%
11.7%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
20.0%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
CY 2007 CY 2008 CY 2009 CY 2010
$44.9
$47.3
$49.2
(1)
Divisional EBITDA is defined as Divisional operating income plus depreciation and amortization.  Divisional EBITDA margin is computed as the percentage of Divisional EBITDA to revenue for the applicable period. Divisional EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP).  It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP. Divisional EBITDA margin is computed as the percentage of Divisional EBITDA to revenue for the applicable period.

Divisional EBITDA by Reporting Segment
($ in millions)

Year Ended Six Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 6/30/2011
Net Service Revenues $149.6 $189.0 $210.1 $220.8 $106.8 $109.2
Cost of Service Revenues (113.8) (141.8) (156.6) (164.6) (79.7) (81.9)
General & Administrative (19.2) (25.2) (29.7) (30.7) (14.9) (14.7)
Divisional EBITDA $16.6 $22.0 $23.8 $25.5 $12.2 $12.6
Home & Community
Home Health
Year Ended Six Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 6/30/2011
Net Service Revenues $44.9 $47.3 $49.2 $51.0 $24.9 $25.9
Cost of Service Revenues (25.5) (25.4) (26.1) (27.2) (13.5) (14.1)
General & Administrative (14.7) (15.2) (15.6) (17.8) (8.4) (10.0)
Divisional  EBITDA $4.7 $6.7 $7.5 $6.0 $3.0 $1.8

Note:   Divisional EBITDA is defined as Divisional operating income plus depreciation and amortization.  Divisional EBITDA margin is computed as the percentage of Divisional EBITDA to revenue for the applicable period. Divisional EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States
(GAAP).  It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.
6/30/2010 and 6/30/2011 amounts are unaudited.

Summary Balance Sheet

($ in millions)
* Includes a significant payment received from the state of Illinois at the end of June 2011
6/30/2011 amounts are unaudited
Key Balances 12/31/2009 12/31/2010 6/30/2011
Cash $0.5 $0.8 $   24.1 *
Accounts receivable, net 70.5 71.0 51.3
Total assets  161.3 166.9 170.1
Debt, including current maturities 49.2 45.2 40.0
Stockholders’ equity 80.6 88.1 90.4
Debt to capital ratio 37.9% 33.9% 30.7%

Improving Days Sales Outstanding

# of Days
Accounts Receivable Days Sales Outstanding

Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011
Total Company
-
DSO
Largest Payor in Illinois DSO

Key Management Initiatives – Positioning for Growth
28
Improve Operating Margins and Outcomes
People:
• New leadership in Finance,
Operations and Sales
• Agency staff focused on growth
• Professional Call Center staff
• Sales team expansion
Process:
• Focus on Integrated Model
• Centralized Call Center
• Centralizing administrative
processes and activities
• Focus on operating standards
and managing to metrics
Technology:
• Telephony solution
• Enhanced VOIP
telephone solutions
linking all offices
• Enhanced Business
Intelligence solutions
• Standardize and install
human resource and
payroll solutions
• Point of Care for Home
Health Division
Process Technology
People

Investment Highlights

Large & Growing Market
Broad Range of Services and Payors
Positioned to Excel under Healthcare Reform
Significant Operational Scale  Across
National Footprint
History of Growth through Acquisition
Multiple Organic Growth Opportunities
Experienced Management Team
Differentiated, Integrated Care Model

Adjusted EBITDA Reconciliation

($ in millions)
Year Ended Sis Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 6/30/2011
Net Income  $0.2 $4.0 $3.6 $6.0 $3.0   $2.2
Net Interest Expense 4.8 5.8 6.8   3.0 1.5   1.4
Income Tax Expense  0.1 1.1 1.4     3.0    1.5    1.4
Depreciation & Amortization 6.0 6.1 4.9     4.0    1.9   1.9
Severance Costs Related to
Former Chairman
     --      -- 1.2    --     --     --
Stock-based Compensation
Expense
0.9 0.2 0.3     0.3    0.1   0.1
Adjusted EBITDA  $12.0 $17.2 $18.2 $16.3 $8.0 $6.7
_____________________________________
(1) Included as one-time charge associated with the Company’s IPO completed in November 2009.
(2) Adjusted EBITDA is defined as net income plus depreciation and amortization, net interest expense, income tax expense and stock-based compensation expense.  Adjusted EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP).  It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.
(3) 6/30/2010 and 6/30/2010 and 6/30/2011 amounts are unaudited.
(3)
(2)
(1)

Divisional EBITDA Reconciliation

($ in millions)
Year Ended Six Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 6/30/2011
Operating Income  $12.7 $17.6 $20.4 $22.7 $11.0 $11.3
Depreciation &
Amortization
4.4 3.4     2.8    1.2   1.3
Divisional EBITDA $16.6 $22.0 $23.8 $25.5 $12.2 $12.6
Home & Community
Home Health
Year Ended Six Months Ended
12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2010 6/30/2011
Operating Income  $3.5 $5.8 $6.8 $5.3 $2.7   $1.5
Depreciation &
Amortization
1.2 0.9 0.7     0.7    0.3   0.3
Divisional EBITDA $4.7 $6.7 $7.5 $3.0 $1.8
$6.0
(1)
(1)
3.9
(1)      Divisional EBITDA is defined as divisional operating income plus depreciation and amortization. Divisional EBITDA is a performance measure used by management that is not calculated under generally accepted accounting principles in the United States (GAAP).  It should not be considered in isolation or as a substitute for net income, operating income or any other measure of financial performance calculated in accordance with GAAP.